SinglePoint

Providing renewable energy, energy storage, safety and healthy living products and solutions to the places we live, work and attend school.

OTCQB:SING / www.singlepoint.com



Forward Looking Statements

This communication contains forward-looking statements related to SinglePoint (the "Company") within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements related to: the Company's leadership team and talent development; the Company's financial and operating guidance and expectations; the Company's business plan, trajectory and expectations in 2022 and beyond, market leadership, competitive advantages, operational and financial results and metrics (and the assumptions related to the calculation of such metrics); the Company's momentum in the company's business strategies, expectations regarding market share, total addressable market, customer value proposition, market penetration, financing activities, financing capacity, product mix, and ability to manage cash flow and liquidity; the growth of the solar industry; the Company's ability to manage suppliers, inventory, and workforce; supply chains and regulatory impacts affecting supply chains; factors outside of the Company's control such as macroeconomic trends, public health emergencies, natural disasters, act of war, terrorism, or armed conflict / invasion, and the impacts of climate change; the legislative and regulatory environment of the solar industry and the potential impacts of proposed, amended, and newly adopted legislation and regulation on the solar industry and our business; the ongoing, anticipated, or potential impacts of the COVID-19 pandemic and its variants; expectations regarding the Company's storage and energy services businesses, the Company's acquisition of Vivint Solar (including cost synergies), anticipated emissions reductions due to utilization of the Company's solar systems; the Company's ability to derive value from the anticipated benefits of partnerships, new technologies, and pilot programs; expectations regarding the growth of home electrification, electric vehicles, virtual power plants, and distributed energy resources. These statements are not guarantees of future performance; they reflect the Company's current views with respect to future events and are based on assumptions and estimates and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. The risks and uncertainties that could cause the Company's results to differ materially from those expressed or implied by such forward-looking statements include: the Company's continued ability to manage costs and compete effectively; the availability of additional financing on acceptable terms; worldwide economic conditions, including slow or negative growth rates; volatile or rising interest rates; changes in policies and regulations, including net metering and interconnection limits or caps and licensing restrictions; the Company's ability to attract and retain the Company's solar partners; supply chain risks and associated costs; the impact of COVID-19 and its variants on the Company's operations; the successful integration of Vivint Solar; realizing the anticipated benefits of past or future investments, strategic transactions, or acquisitions, and integrating those acquisitions; the Company's leadership team and ability to retract and retain key employees; changes in the retail prices of traditional utility generated electricity; the availability of rebates, tax credits and other incentives; the availability of solar panels, batteries, and other components and raw materials; the Company's business plan and the Company's ability to effectively manage the Company's growth and labor constraints; the Company's ability to meet the covenants in the Company's investment funds and debt facilities; factors impacting the solar industry generally, and such other risks and uncertainties identified in the reports that we file with the U.S. Securities and Exchange Commission from time to time. All forward-looking statements used herein are based on information available to us as of the date hereof, and we assume no obligation to update publicly these forward-looking statements for any reason, except as required by law.

SinglePoint Overview

SinglePoint Inc., is executing a rollup in the fragmented solar market, and providing solutions throughout the Indoor Air Quality, Safety and Energy Services Markets.

Large pool of acquisition targets for engineering, procurement, and construction companies provides ample opportunities to execute a roll-up and tuck-in acquisition targets coupled with select acquisitions in complimenting and supporting businesses

Organic growth for indoor air filtration caused by a lack of building design and focus on air filtration and demand for air filtration solutions for multiple end-users. Growth supported by private spending and significant government funding.

Providing clean environment & sustainable solutions for residential, commercial & industrial customers

SinglePoint

BOSTON SOLAR

Proud partner of Boston Red Sox

BPA SOLUTIONS

ENERGY WYZE
WYZER ENERGY DECISIONS

Frontline POWER SOLUTIONS

SinglePoint is establishing a leadership position in multiple high growth industries


BOXFORD, MA

Geographic & Vertical expansion opportunities in high-growth renewable energy sector


UP

Creating safe, clean indoor air zones through the **$121 Billion allocated** by the Federal Government

Cumulative U.S. Solar Installation


Installed Solar Capacity (MWdc)
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2002
Residential
Commercial
Community Solar
Utility
Utility (CSP)

*graph by Solar Power Investor

Available Federal Funding

(in billions)


$13.2
$121.9
$54.3
FEMA
EANS
ESSER 1
ESSER 2
ARP ESSER


SOLAR

Solar Market

Global Solar Energy Market

(in $billion)



$223.30
CAGR @ 20.5%
$52.50
2018
2026



BOSTON SOLAR
HOPKINTON, MA
ASHLAND, MA
SALEM, MA
SAUGUS, MA

Massively underpenetrated market

Only 4%
market penetration
(Australia @ 25%)

23.3 mn+
residential solar systems in the US in 2021

$800 mn
invested in residential solar in Q1 2022

4.5x
total solar capacity to grow in next ten years

Acquisition Strategy

Strategic M&A will help consolidate a fragmented solar market by enhancing profitability while maintaining a local customer experience

Number of Companies by Annual Revenue

less than $1M	8435
$1M - less than $5M	1053
$5M- less than $10M	258
$10M- less than $50M	215
$50M- less than $500M	34
$500M- less than $1B	3
>$1B	2

Vertically Integrated EPC Model

- Allows for **cost savings** in engineering and procurement.
- Able to achieve **quality control at scale** across lead generation, brokerage & EPC
- Allows for **greater transparency** throughout the process
- Companies with scale **rewarded with valuation premium**

Single EPC Model

- Highly **fragmented**
- **Inability** to meet current **growth trends**
- **Lack of quality** control & transparency
- **Lack of credibility**, professionalism & expertise across entire market

Solar: Executing On Consolidation Strategy

Focused on acquiring top solar installers (EPC) in each marketplace and vertically integrate offerings through the Company's portfolio



HOPKINTON, MA
13.7 kW
SYSTEM
BOSTON SOLAR
Proud Partner of the
Boston Red Sox



Boston Solar KW Installation Totals
3000
2500
2000
1500
1000
500
0
961.57
1,381.86
1,621.96
1,317.12
1,502.20
1,330.95
1,788.45
2,558.29
Q1 2021
Q2 2021
Q3 2021
Q4 2022
Q1 2022
Q2 2022
Q3 2022
Q4 2022
BOSTON SOLAR TOTAL KW INSTALLED

Solar+

Percentage of Distributed Solar Systems Paired with Energy Storage


2.8%
2017
97.2%
Solar + Storage
Solar Only
11.2%
2021
88.8%
Solar + Storage
Solar Only
29.3%
2025E
70.7%
Solar + Storage
Solar Only

Homeowners and businesses increasingly demanding solar systems paired with battery storage
While relatively new, by 2025, over 29% of all new behind-the-meter solar systems will be paired with storage, compared to under 11% in 2021.

Market Tailwinds

Billed as the largest climate legislation in US history, the Inflation Reduction Act (IRA) includes tax credits, incentives & other provisions intended to help companies tackle climate change, increase investments in renewable energy & enhance energy efficiency

Rising Energy Costs
Average cost of energy rising 4% YoY with a record 14.3% increase from 2022

Inflation Reduction Act
(IRA) the largest climate legislation in US history

Declining Input Costs
Materials / construction declining

Tax Credits
10-year extension of tax credits increasing funding – 30% rebate for install solar

Electric Vehicle Demand
Electrification across the grid demanding additional energy generation

Poor Grid Reliability
Frequent Natural Disasters increasing consumer demand for always on power

Energy & Climate	Bn ($)
Clean Electricity Tax Credits	$386
Air Pollution, Hazardous Materials, Transportation & Infrastructure	$161
Individual Clean Energy Initiatives	$40
Clean Manufacturing Tax Credits	$37
Clean Fuel and Vehicle Tax Credits	$37
Conservation, Rural Development, Forestry	$36
Building Efficiency, Electrification, Transmission, Industrial DOE Grants & Loans	$27
Other Energy and Climate Spending	$14


BREATHE
Safer Buildings, Better Air.

Indoor Air Quality (IAQ)

Clean Indoor Air is Essential and Federally Funded

We spend **90%** of our time indoors. Indoor air is up to

9x

more polluted than outside.



Every breath you take indoors contains

3%

exhaled air.

Available Federal Funding

$121 Bn
for Schools to Improve Air Quality "IAQ"

$350 Bn
for EPA Clean Air Building Challenge

CDC & OSHA Recommendations

Increase **Air Exchanges**	Increase Indoor **Air filtration**	Use **portable Certified** HEPA filtration products

Market Opportunity – Indoor Clean Air


AIRBOX
COLLEGE of CHARLESTON
CHARLESTON


$121 Billion in Federal Subsidies for K-12 Schools IAQ
BPA SOLUTIONS
$19 Billion Air Purifier Market by 2026 - Arizton
$6 Billion HEPA Segment by 2026


AIRBOX
UP

High-Efficiency Particulate Air (HEPA) filters are the highest standard in clean air filtration, and the leading recommendation from the CDC.

In California alone, it is estimated IAQ was linked to at least 3% of absences, costing the state $33 million each year.

Clean Indoor Air – Pure & Simple

Portable Certified HEPA filtration units provide businesses and schools indoor clean air solutions

Scientifically proven air purifiers that meet DOE for certified HEPA, as well as OSHA, CDC and ASHRAE conformance

Dilution, displacement & removal of airborne particles regardless of composition



Dynamic Room Purge Technology significantly enhances existing room ventilation systems

Purge respiratory aerosols, including bacterial and viral pathogens, has been scientifically proven to remove >99.99% of all particles, including SARS-CoV-2 (COVID-19)

EXCEEDING THE HIGHEST STANDARDS OF THESE ORGANIZATIONS

FDA U.S. DEPARTMENT OF ENERGY EPA ASHRAE CDC

Market Drivers

pv magazine

Solar in the U.S. is forecast to triple in five years

Capacity is expected to grow from 129 GW today to 336 GW by 2027, said the Solar Energy Industries Association and Wood Mackenzie.

SEPTEMBER 9, 2022 RYAN KENNEDY

Yahoo Finance

The Residential Solar Market is expected to grow by $6.67 bn during 2022-2026, accelerating at a CAGR of 10.39% during the forecast period

Global Residential Solar Market In The US 2022-2026 The analyst has ... market size and forecast, trends, growth drivers, and challenges,...

ReportLinker

Clean Energy Projects Surge After Climate Bill Passage

Investments in battery factories, solar panel manufacturing and mining will help the Biden administration meet targets for reducing greenhouse gases.

The New York Times

POLICY | 4 October 2022

ENERGY MONITOR

Justin Gerdes

Opinion: Inflation Reduction Act is giving investors the confidence to bet on the clean energy transition

The Inflation Reduction Act gives the US clean energy industry something it has always lacked: long-term certainty. Companies and investors are responding with billion-dollar expansion plans.

FACT SHEET: BACK TO SCHOOL 2022: Giving Every School the Tools to Prevent COVID-19 Spread and Stay Safely Open All Year Long

AUGUST 16, 2022 • STATEMENTS AND RELEASES

FACT SHEET: Bipartisan Infrastructure Deal and Build Back Better Agenda Present Bright Future for Solar Power, Good Jobs, and More Affordable Energy

AUGUST 17, 2021 • STATEMENTS AND RELEASES

"The ARP provided $122 billion for the Elementary and Secondary Schools Emergency Relief (ESSER) Fund to help schools prevent the spread of COVID-19 and recover from its effects, including by improving indoor air quality, so school leaders across the country can act now to improve ventilation in their buildings."

Our Companies

ENERGY WYZE
WYZER ENERGY DECISIONS

BOSTON SOLAR

SinglePoint

Frontline POWER SOLUTIONS

BOX PURE AIR

Executive Team



Wil Ralston
Chief Executive Officer and Director



Chad Miles
Executive Vice President - Operations



Corey Lambrecht
President, CFO & Director



Barney Monte
M&A
Capital Markets

Investment Highlights

Government support through subsidies and tax credits provides strong tail winds through Inflation Reduction Act, Esser & EANS funding, FEMA & Clean Air Buildings Challenge

Organic growth and **acquisitions** to drive growth throughout 2023.

Air filtration business growth **fueled by the need to keep schools and businesses open** and supported by government funded programs.


whenever I needed updates. The construction
crew did an awesome job with the installation. I
BOSTON SOLAR

Execution and implementation of a **vertically integrated nationwide solar and air purification business**.

Proven executive team with extensive experience across the industry.

Appendix

SinglePoint Overview

SinglePoint Inc., is an **OTCQB listed Nevada corporation** seeking to **improve quality of life** through a **vertically integrated solar renewables** business and rapidly growing indoor air quality improvement business.

Meaningful growth opportunities through acquisitions of solar businesses and organic growth in the air filtration segment. The Company has completed and integrated five acquisitions to date.

Large pool of acquisition targets for engineering, procurement, and construction companies provides ample opportunities to execute a roll-up and tuck-in acquisition targets coupled with select acquisitions in complimenting and supporting businesses

Organic growth for indoor air filtration caused by a lack of building design and focus on air filtration and demand for air filtration solutions for multiple end-users. Growth supported by private spending and significant government funding.

Providing clean environment & sustainable solutions for residential, commercial & industrial customers

Value To Customers

- Lower energy cost with federal & local incentives
- Lower reliance on the power grid
- Improved air quality at work, at home & at school

Value To SinglePoint

- Standardized customer services & quality control
- Increased economic value added per customer
- Ability to enhance growth & profits

Value To Society

- Improved outdoor & indoor clean air
- Contribution to lowering emissions & sustainability
- ESG impact from products to corporate

Acquisition Value Drivers & Criteria

Acquisition valuation ranges are driven by size of the seller's revenue and based on valuation EBITDA multiples as depicted in the graph below. According to industry research, as cited below, there are over 550 potential EPC acquisition targets within our identifiable target market.

Industry & Market Position

- Renewable companies operating in the residential, commercial & industrial solar installation companies & EV infrastructure companies
- Number one or two market position within geographical focus

Owner/ Management Team

- Founder/owner that is seeking to stay on & grow the business
- Oher key members of the management team have significant tenure and provide bench strength to founder and SinglePoint

Opportunity Value Enhancement

- Identify growth opportunities within portfolio companies.
- Centralize procurement, provide working capital and invest long-term capital to enhance investor returns

Geographical Focus

- Geographically focused on high-growth and unsaturated markets for residential solar installation with the intent to expand nationally.

Deal Size/ Valuation Method

- Min. $10.0mn revenue unless acquisition is tuck-in to existing platform
- 3.0-5.0x EBITDA multiple if cash flow positive otherwise valuations are driven by capital needs, liquidity requirements & debt repayment
- Purchase 80%-90% of acquisition with the seller maintaining "skin" in the game on go forward basis



Valuation Metrics & Multiple Expansion by Size
EBITDA MULTIPLE
12.0X+
11.0X
10.0X
9.0X
8.0X
7.0X
6.0X
5.0X
4.0X
3.0X
2.0X
1.0X
0.0X
1.0X
1.0X - 3.0X
3.0X -5.0X
6.0X - 8.0X
12X+
<$1
$1-$5
$5-$20
$20-$100
$100+
REVENUE
in millions

Source: Solar Power Investor Executive Briefing Q2 2022 "Consolidating the Fragmented Solar Installation Market"

Solar Market Drivers

Cumulative U.S. Solar Installation


Installed Solar Capacity (MWdc)
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2002
Residential
Commercial
Community Solar
Utility
Utility (CSP)

Solar has experienced an average annual growth rate of 33% over the last decade.

More than 121 gigawatts (GW) of solar capacity installed – enough to power 23.3 million homes.

Residential Solar PV System Pricing


Residential Solar PV System Price ($/Watt)
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2014 2015 2016 2017 2018 2019 2020 2021
68%
66%
64%
62%
60%
58%
56%
54%
Soft Costs as a % of Overall System Costs
Hardware Costs
Soft Costs
Soft Cost Percent

The largest cost-decline opportunity in residential and small commercial solar exists in soft costs, which includes installation labor, customer acquisition, and permitting/ inspection/ interconnection.

SinglePoint

Consolidation & Vertical Integration

Consumers are demanding companies to vertically integrate their business models to provide greater transparency throughout the process.



Customer
SinglePoint
Lender
Suppliers
Installation Contractors
Coordination

Solar Market Drivers

U.S. Annual Additions of New Electric Generating Capacity



% of Total Capacity Additions
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2022
Solar
Wind
Natural Gas
Coal
Other

In 2021, 46% of all new electric capacity added to the grid came from solar, the largest such share in history and the third year in a row that solar added the most generating capacity to the grid.

U.S. Solar PV Pricing Trends & Deployment Growth



Installed Capacity (MWdc)
25,000
20,000
15,000
10,000
5,000
-
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Installed Capacity (MWdc)
Blended Average PV System Price ($/Watt)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Blended Average PV System Price ($/Watt)

The cost to install solar has dropped by more than 60% over the last decade, leading the industry to expand into new markets and deploy thousands of systems nationwide.